CDC NVEST STAR SMALL CAP FUND

 SUPPLEMENT DATED AUGUST 26, 2002 TO CDC NVEST STAR FUNDS CLASSES A, B AND C AND
                  CLASS Y PROSPECTUSES EACH DATED MAY 1, 2002
                              (THE "PROSPECTUSES")


On August 23, 2002, the Board of Trustees (the "Board") of CDC Nvest Funds Trust I (the "Trust") approved a new subadvisory agreement (the "New Subadvisory Agreement") among the Trust on behalf of CDC Nvest Star Small Cap Fund (the "Fund"), CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and Salomon Brothers Asset Management Inc. ("Salomon Brothers"). The Board also approved the termination of the current subadvisory agreement among the Trust on behalf of the Fund, CDC IXIS Advisers and Montgomery Asset Management, LLC ("Montgomery"). This change of subadviser is to take effect on September 1, 2002.

Pursuant to an exemptive order granted to CDC IXIS Advisers and the Trust by the Securities and Exchange Commission, shareholder approval of the New Subadvisory Agreement is not necessary because Salomon Brothers is not an affiliate of CDC IXIS Advisers or the Trust. Shareholders of the Fund will be furnished with an information statement containing important information about Salomon Brothers and the new subadvisory arrangement by November 2002.

Under the New Subadvisory Agreement, Salomon Brothers will assume portfolio management responsibility for the segment of the Fund previously managed by Montgomery. The annualized fee rate payable to Salomon Brothers for its subadvisory services, as a percentage of the average daily net assets of the segment, is 0.55%. With the New Subadvisory Agreement, the subadvisory fee rate payable for the segment is changing to a fixed rate asset-based fee. It is important to note that the overall advisory fee rate payable by the Fund to CDC IXIS Advisers, of which the subadvisory fee rate payable is a part, remains the same.

PROSPECTUS CHANGES

Effective September 1, 2002, any reference to Montgomery is replaced with Salomon Brothers.

IN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISERS", THE FOLLOWING TEXT REPLACES THE INFORMATION FOR MONTGOMERY.

Salomon Brothers Asset Management Inc. ("Salomon Brothers"), located at 300 First Stamford Place, Stamford, Connecticut 06902, serves as a subadviser to a segment of the Star Small Cap Fund. Founded in 1963, Salomon Brothers managed approximately $7.9 billion in assets under management as of June 28, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon Brothers has investment offices in 22 countries, research centers in six cities worldwide and employs approximately 199 investment professionals. Salomon Brothers is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup"). Citigroup had $417 billion in assets under management as of December 31, 2001 and approximately 400 investment professionals.

IN THE SECTION ENTITLED "MEET THE FUNDS' PORTFOLIO MANAGERS," THE FOLLOWING TEXT REPLACES THE BIOGRAPHICAL INFORMATION FOR JEROME PHILPOTT, CHARLES REED AND STUART ROBERTS, THE MONTGOMERY PORTFOLIO MANAGERS FOR THE SEGMENT.

Salomon Brothers utilizes a team approach in managing the portfolio for its segment of the Star Small Cap Fund.

THE SUBSECTION ENTITLED "MONTGOMERY" WITHIN THE SECTION ENTITLED "STAR SMALL CAP FUND - MORE ON INVESTMENT STRATEGIES" OF THE PROSPECTUSES IS REPLACED WITH THE TEXT SET FORTH BELOW:

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SALOMON BROTHERS
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Salomon Brothers emphasizes individual security selection while spreading the fund's investments among industries and sectors. The management team uses both quantitative and fundamental methods to identify stocks of smaller


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capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

Salomon Brothers uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as:

     o    Low stock price relative to earnings, book value and cash flow; and

     o    High return on invested capital.

Salomon Brothers also uses quantitative methods to identify catalysts and trends that might influence the fund's industry or sector focus, or the manager's individual security selection.

                                                                      SP170-0802